Exhibit 31.4

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert G. Costantini, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of ORBCOMM Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2013

/s/ Robert G. Costantini
Robert G. Costantini,
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)